PEQI 600
PSEQI 600x
                           Chase Vista Select Funds

                      Supplement Dated September 19, 2000
                       Prospectus Dated February 28, 2000
                            (revised August 1, 2000)


The following paragraph replaces the last paragraph on page 67 in the Fund's Investment Adviser section.

Chase Fleming Asset Management, (USA) Inc (CFAM (USA)). CFAM (USA) is the sub-adviser to all of the Funds except the Select International Equity Fund. Chase Fleming Asset Management (London) (CFAM (L)) is the sub-adviser to the Select International Equity Fund. Both sub-advisers are wholly-owned subsidiaries of Chase and each makes the day-to-day investment decisions for its respective Funds. CFAM (USA) and CFAM (L) both provide discretionary investment services to institutional clients. CFAM (USA) is located at 1211 Avenue of the Americas, New York, NY 10036. CFAM (L) is located at Colvile House, 32 Curzon Street, London W1Y8AL.

The following paragraph replace the last paragraph on page 69 in the Fund's Investment Adviser section.

SELECT INTERNATIONAL EQUITY FUND
James Fisher and Chee Chow are both Vice Presidents at Chase. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at Chase since 1991 in numerous investment roles. Prior to joining Chase, he worked at Save & Prosper in a fund manager and manager trainee capacity. Mr. Chow has worked at Chase since September of 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.